UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2017 (May 10, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, at the 2017 Annual Meeting of the stockholders of Molina Healthcare, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved an amendment and restatement of the Company’s 2011 Equity Incentive Plan (the “Amended and Restated 2011 Plan”). For a description of the Amended and Restated 2011 Plan, please refer to the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 13, 2017, (the “2017 Proxy Statement”), which information is incorporated herein by reference. A copy of the Amended and Restated 2011 Plan is attached as Appendix A to the 2017 Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2017, the Company reconvened its May 3, 2017 Annual Meeting of Stockholders. At the meeting, a total of 54,635,034 shares were voted, representing 95.80% of the 57,028,614 shares outstanding as of the March 9, 2017 record date.

At the Company’s 2017 Annual Meeting of Stockholders, the stockholders:

(1)	elected all three of the Company’s nominees for Class III directors to hold office until the 2020 annual meeting;

(2)	approved, on a non-binding, advisory basis, the compensation of our named executive officers;

(3)	approved, on an advisory basis, the proposal to conduct an advisory vote on the compensation of our named executive officers every one year;

(4)
approved an amendment and restatement of the Molina Healthcare, Inc. 2011 Equity Incentive Plan (the “Equity Incentive Plan”) and re-approved the material terms of the performance goals for Section 162(m)(1) awards under the Equity Incentive Plan; and

(5)	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

Shares were voted on the proposals listed above as follows:

With regard to Proposal No. 1 for the election of three Class III directors, the stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. J. Mario Molina	42,488,352	7,922,460	644,804	3,579,418
Ronna E. Romney	38,979,676	11,425,691	650,249	3,579,418
Dale B. Wolf	45,738,241	4,653,222	664,153	3,579,418

With regard to Proposal No. 2 for the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,078,859	10,600,235	376,522	3,579,418

With regard to Proposal No. 3 for an advisory vote on the frequency of a stockholder vote on the compensation of our named executive officers, the stockholders voted as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Votes For	Votes For	Votes For
46,657,815	55,770	3,013,941	1,328,090	3,579,418

With regard to Proposal No. 4 for the approval of an amendment and restatement of the Equity Incentive Plan and re-approval of the material terms of the performance goals for Section 162(m)(1) awards under the Equity Incentive Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,335,463	10,941,568	778,585	3,579,418

With regard to Proposal No. 5 for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017, the stockholders voted as follows:

Votes For	Votes Against	Abstentions
50,789,021	3,614,513	231,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: May 15, 2017	By: /s/ Jeff D. Barlow
Jeff D. Barlow Chief Legal Officer and Corporate Secretary

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